UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2016

COCA-COLA EUROPEAN PARTNERS US, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(678) 260-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Introductory Note.

On May 28, 2016, pursuant to the Merger Agreement, dated as of August 6, 2016 (the “Merger Agreement”), by and among Coca-Cola Enterprises, Inc., a Delaware corporation (“CCE”), Coca-Cola European Partners plc, a public limited company organized under the laws of England and Wales (f/k/a Spark Orange Limited) (“Orange”), Coca-Cola European Partners Holdings US, Inc. (f/k/a Orange U.S. HoldCo, LLC), a Delaware corporation wholly owned by Orange (“US HoldCo”), Coca-Cola European Partners US, LLC (f/k/a Orange MergeCo, LLC), a Delaware limited liability company wholly owned by US HoldCo (“MergeCo”), CCE merged with and into MergeCo (the “Merger”), with MergeCo continuing as the surviving company and an indirect wholly owned subsidiary of Orange. The Merger is part of the combination of CCE and the companies that own the Coca-Cola bottling operations in Germany, the Iberian Region and Iceland under Orange pursuant to the Master Agreement (as defined below and such combination, the “Combination”).

On May 28, 2016, pursuant to the Transaction Master Agreement entered into on August 6, 2015, as amended (the “Master Agreement”), by and among CCE, Orange, US Holdco, MergeCo, European Refreshments, with its corporate seat in Drogheda, County Meath, Ireland, registered in the Companies Registration Office Dublin under no. 403110 (“Red 1”), Coca-Cola Gesellschaft mit beschränkter Haftung, with its corporate seat in Berlin, registered in the commercial register of the local court (Amtsgericht) of Berlin Charlottenburg under HRB 88247 B (“Red 2”) and Vivaqa Beteiligungs GmbH & Co. KG, with its corporate seat in Berlin, registered in the commercial register of the local court (Amtsgericht) of Berlin Charlottenburg under HRA 39236 B (“Red 3” and, together with Red 1 and Red 2, “Red”), Coca-Cola Iberian Partners, S.A.U. (formerly known as Coca-Cola Iberian Partners, S.A.), a Spanish company with registered office at Paseo de la Castellana, 259-C (Torre de Cristal), Floor 9, 28046, Madrid and Spanish tax identification number A-86,561,412 (“Olive”), substantially simultaneously with, but prior to the Merger, all of the issued and outstanding shares of Olive were contributed by Olive Partners, S.A., a Spanish company (sociedad anónima) (“Olive HoldCo”), to Orange in exchange for validly issued, fully paid, non-assessable ordinary shares in the capital of Orange with a nominal value of €0.01 each (the “Orange Shares”) representing approximately 34% of the Orange Shares (the “Olive Contribution”), and all of the issued and outstanding shares of Coca-Cola Erfrischungsgetränke GmbH (formerly known as Coca-Cola Erfrischungsgetränke Aktiengesellschaft), a company organized under the laws of Germany, were contributed by Red to Orange in exchange for Orange Shares representing approximately 18% of the Orange Shares.

The foregoing description of the Master Agreement and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to, respectively, the full text of the Second Amended and Restated Transaction Master Agreement filed as Exhibit 2.1 to CCE’s Current Report on Form 8-K dated as of April 7, 2016 and the Merger Agreement filed as Exhibit 2.1 to CCE’s Current Report on Form 8-K dated as of August 12, 2015, each of which is incorporated herein by reference.

Item 1.01	Entry Into a Material Definitive Agreement.

As of May 31, 2016, MergeCo became a guarantor of Orange’s borrowings under its €1,500,000,000 revolving credit facility. In addition, CCE guaranteed Orange’s €700,000,000 0.750% Notes due 2022, €500,000,000 1.125% Notes due 2024, €500,000,000 1.750% Notes due 2028 and €500,000,000 Floating Rate Notes due 2017 (together, the “Notes”) upon their issuance on May 26, 2016 and as of the Effective Time, as successor by merger to CCE, MergeCo became a guarantor of the Notes.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The effective time of the Merger was 12:30 AM EDT on May 28, 2016 (the “Effective Time”). At the Effective Time, each outstanding share of common stock, par value $1.00, of CCE (“CCE Common Stock”) that was outstanding immediately prior to the effective time of the Merger, other than shares of CCE Common Stock that are (i) owned by Red, Olive Holdco, Olive, Orange or any of their subsidiaries, (ii) held as treasury stock or (iii) owned by stockholders who have made and not withdrawn, or otherwise lost their rights to, a demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law (collectively, the “Excluded Shares”), was converted into the right to receive one (1) validly issued, fully paid, non-assessable Orange Share (the “Stock Consideration”) and $14.50 in cash, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, each share of CCE Common Stock was cancelled and converted into the right to receive Merger Consideration. The shares of CCE Common Stock were suspended from trading on the NYSE effective as of the opening of trading on May 31, 2016. The NYSE has filed a Notification of Removal from Listing and/or Registration on Form 25 to delist CCE Common Stock and terminate the registration of such shares under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”). MergeCo intends to file a Form 15 with the SEC to terminate the registration of the shares of CCE Common Stock under the Exchange Act and suspend its reporting obligations under Section 13 and Section 15(d) of the Exchange Act. The information set forth in the Introductory Note and Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Securityholders.

At the Effective Time, each holder of CCE Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of CCE (other than the rights of stockholders of CCE (other than holders of Excluded Shares) to receive the Merger Consideration). The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

In exchange for the Merger Consideration, CCE merged with and into MergeCo, with MergeCo continuing as the surviving company and a wholly-owned subsidiary of US HoldCo.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, on May 28, 2016, John F. Brock has resigned as Chairman and Chief Executive Officer of CCE and from CCE’s board of directors, as of the Effective Time, and Jan Bennink, Calvin Darden, L. Phillip Humann, Orrin H. Ingram II, Thomas H. Johnson, Véronique Morali, Andrea L. Saia, Garry Watts, Curtis R. Welling, and Phoebe A. Wood resigned from CCE’s board of directors, as of the Effective Time. None of these resignations were a result of any disagreement with CCE, its management or its board of directors. In addition, Damian P. Gammell, Laura Brightwell, Manik H. Jhangiani, Pamela O. Kimmet, Ronald J. Lewis, John Parker, Yahya Sezer and Suzanne D. Patterson, resigned as executive officers of CCE. As of the Effective Time, the members of the board of directors of MergeCo, as the surviving company of the Merger, became John Parker, Suzanne Forlidas and Joyce King-Lavinder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, at the Effective Time, (i) the certificate of formation of MergeCo, as in effect immediately prior to the Effective Time, became the certificate of formation of the surviving company and (ii) the limited liability company agreement of MergeCo, as in effect immediately prior to the Effective Time, became the limited liability company agreement of the surviving company.

Copies of the certificate of formation and limited liability company agreement of the surviving company are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Transaction Master Agreement dated as of August 6, 2015, as amended by the Amendment and Restatement Deeds, dated as of December 14, 2015 and April 7, 2016, among CCE, Red, Olive, Orange, MergeCo and US HoldCo, (incorporated by reference to Exhibit 2.1 of the CCE’s Current Report on Form 8-K, dated April 7, 2016).

2.2	Merger Agreement dated as of August 6, 2015, among CCE, Orange, US HoldCo and MergeCo (incorporated by reference to Exhibit 2.1 of CCE’s Current Report on Form 8-K, dated August 12, 2015).

3.1	Certificate of formation of MergeCo

3.2	Limited liability company agreement of MergeCo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA EUROPEAN PARTNERS US, LLC
(Registrant)

Date: June 1, 2016	By:	/s/ Suzanne Forlidas
	Name:	Suzanne N. Forlidas

	Title:	Authorized Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Transaction Master Agreement dated as of August 6, 2015, as amended by the Amendment and Restatement Deeds, dated as of December 14, 2015 and April 7, 2016, among CCE, Red, Olive, Orange, MergeCo and US HoldCo, (incorporated by reference to Exhibit 2.1 of the CCE’s Current Report on Form 8-K, dated April 7, 2016).

2.2	Merger Agreement dated as of August 6, 2015, among CCE, Orange, US HoldCo and MergeCo (incorporated by reference to Exhibit 2.1 of CCE’s Current Report on Form 8-K, dated August 12, 2015).

3.1	Certificate of formation of MergeCo

3.2	Limited liability company agreement of MergeCo